FINANCIAL INSTRUMENTS (Details-Financial Assets) - Financial assets, class [member] ¥ in Thousands, $ in Thousands	Jun. 30, 2022 USD ($)	Jun. 30, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Debt instruments at amortized cost:
Accounts receivable: current	$ 6,510	¥ 43,609	¥ 41,526
Accounts receivable: non-current	1,262	8,455	9,501
Financial assets included in other receivables	13,116	87,870	85,224
Financial assets at fair value through other comprehensive income:
Bills receivable	1,746	11,700
Total	22,634	151,634	136,251
Total Current	21,372	143,179	126,750
Total Non-current	$ 1,262	¥ 8,455	¥ 9,501